THE PRUDENTIAL SERIES FUND

Supplement dated March 20, 2008 to Prospectus dated May 1, 2007

This Supplement sets forth certain changes to the Prospectus of The Prudential Series Fund (the Fund), dated May 1, 2007, with respect to the indicated Portfolios of the Fund.  The Portfolios discussed in this Supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

Pending Reorganizations for Certain SP Portfolios

The beneficial shareholders of each SP Portfolio listed below recently approved the reorganization of that SP Portfolio with, and into, the corresponding Portfolio of Advanced Series Trust (each, an AST Portfolio).

SP Portfolio (Target Fund)	AST Portfolio (Acquiring Fund)
SP Small Cap Growth Portfolio	AST Small-Cap Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
SP Large Cap Value Portfolio	AST Large-Cap Value Portfolio
SP AIM Core Equity Portfolio	AST Marsico Capital Growth Portfolio

Subject to the satisfaction of certain customary closing conditions, all of the assets of each SP Portfolio will be transferred to, and all of the liabilities of each SP Portfolio will be assumed by, the corresponding AST Portfolio. In connection therewith, each whole and fractional share of each SP Portfolio will be exchanged for whole and fractional shares of equal dollar value of the corresponding AST Portfolio, the outstanding shares of the SP Portfolios will be cancelled, and the SP Portfolios will be liquidated and terminated.

The four reorganizations are expected to occur as of the close of business on the New York Stock Exchange on Friday April 25, 2008. As a result, each SP Portfolio will be closed to all purchases of shares (other than share purchases from the reinvestment of dividends and distributions) and exchanges into such funds beginning as of the close of business on April 25, 2008. Purchases and exchanges into a SP Portfolio after the close of business on April 25, 2008 will be blocked. .

PSFSUP7